EXHIBIT 15










November 13, 2002






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 13, 2002 on our review of consolidated interim financial information of FirstEnergy Corp. (the "Company") as of and for the three and nine months ended September 30, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 333-40063, 333-48587, 333-48651, 333-56094, 333-58279, 333-67798, 333-72764, 333-72766,
333-72768, 333-75985, 333-81183 and 333-89356).

Very truly yours,




PricewaterhouseCoopers LLP

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                                                                     EXHIBIT 15












November 13, 2002






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 13, 2002 on our review of consolidated interim financial information of Ohio Edison Company (the "Company") as of and for the three and nine months ended September 30, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 33-49135, 33-49259, 33-49413, 33-51139, 333-01489 and 333-05277).

Very truly yours,




PricewaterhouseCoopers LLP

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                                                                     EXHIBIT 15











November 13, 2002







Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 13, 2002 on our review of interim financial information of Pennsylvania Power Company (the "Company") as of and for the three and nine months ended September 30, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 33-62450 and 33-65156).

Very truly yours,




PricewaterhouseCoopers LLP

                                                                     EXHIBIT 15













November 13, 2002







Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 13, 2002 on our review of consolidated interim financial information of Jersey Central Power & Light Company (the "Company") as of and for the three and nine months ended September 30, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statement (File No. 333-88783).

Very truly yours,




PricewaterhouseCoopers LLP

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                                                                     EXHIBIT 15








November 13, 2002






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 13, 2002 on our review of consolidated interim financial information of Pennsylvania Electric Company (the "Company") as of and for the three and nine months ended September 30, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 333-62295, 333-62295-01 and 333-62295-02).

Very truly yours,




PricewaterhouseCoopers LLP

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